Amendment No. 1 to
“Agreement
by and between
U.S. Geothermal Inc.
And Vulcan Power Company”

RECITALS

WHEREAS, Vulcan Power Company, a Colorado corporation (“Seller”), and U.S. Geothermal Inc., an Idaho corporation (“Buyer”), entered into that certain “Agreement” dated December 3, 2002, concerning certain assets in Cassia County, Idaho, including specifically, the assets referred to by the Agreement in Exhibits A and B (the Seller’s Assets”), and

WHEREAS, Seller and Buyer now desire to amend certain provisions of Exhibit A and Exhibit B; and

NOW THEREFORE, Buyer and Seller agree to the following:

AGREEMENT TO AMEND

1.0	Buyer and Seller agree to this Amendment No. 1 to the Agreement effective on November 15, 2003.

2.0	The parties hereby agree that Exhibit A and Exhibit B of the Agreement are amended by deleting them in their entirety and replacing them with the amended Exhibits attached.

The parties have hereto executed this agreement effective the date provided in Section 1.0 above.

U.S. Geothermal Inc		Vulcan Power Company

___________________________		___________________________
By:	Daniel Kunz	By:	Stephen Munson
	President		CEO & President

Raft River Agreement – Page 1
_________________		_________________
Buyer		Seller

EXHIBIT A – Amendment No. 1

Real Property

Parcel No. 1:	The Northeast ¼ of the Southeast ¼ of Section 22, the Northwest ¼ of the Southwest ¼ of Section 23, and the East ½ of the Southwest ¼ of Section 23, all in Township 15 South, Range 11 East, Boise Meridian, Cassia County, Idaho

Parcel No. 2:	The Southeast ¼ of the Southeast ¼ of Section 22, and the Southwest ¼ of the Southwest ¼ of Section 23, all in Township 15 South, Range 11 East of the Boise Meridian, Cassia County, Idaho, excepting and reserving therefrom all dips, spurs, angles, metals, ores, gold and silver bearing quartz, mineral bearing rocks and earth therein, and all mineral rights, privileges and franchises thereof incident, appendant and appurtenant, or therewith usually had and enjoyed.

Parcel No. 3:	The South ½ of the North ½ of Section 25, and the Southeast ¼ of Section 25, all in Township 15 South, Range 11 East, Boise Meridian, Cassia County, Idaho.

Geothermal Production, Injection and Monitoring Wells

PRODUCTION WELLS

RRGE-1	NE4SE4, Sec. 23, T15S, R26E, B.M.	IDWR Permit #43-GR-19
RRGE-2	NE4NE4, Sec. 23, T15S, R26E, B.M.	IDWR Permit #43-GR-20
RRGE-3	SE4NW4, Sec. 25, T15S, R26E, B.M.	IDWR Permit #43-GR-21
RRGP-4*	SE4SW4, Sec. 23, T15S, R26E, B.M.	IDWR Permit #43-GR-22
RRGP-5*	NW4SW4, Sec. 23, T15S, R26E, B.M.	IDWR Permit #43-GR-23

INJECTION WELLS

RRGI-6*	SE4NE4, Sec. 25, T15S, R26E, B.M.	IDWR Permit #43-GR-24
RRGI-7*	NW4NE4, Sec. 25, T15S, R26E, B.M.	IDWR Permit #43-GR-25

MONITORING WELLS

MW-1	MW-3	MW-5	MW-7
MW-2	MW-4	MW-6

*The parties hereto understand and agree that the following wells are permitted with the state of Idaho under different well numbers but represent the same wells:

Current Well No.	Permitted Well No.
RRGP-4	RRGE-4
RRGP-5	RRGE-5
RRGI-6	RRGE-6
RRGI-7	RRGE-7

Raft River Agreement – Page 2
_________________		_________________
Buyer		Seller

Improvements (all dimensions are approximate)

PLANT SITE AND/OR SELLER’S ASSETS REAL PROPERTY:

Pump house – 40’x 30’
Office/shop – 30’x 100’x 50’, including a 15-ton overhead bridge crane
Office/Control Building – 95’x 50’
Storage tank – 300,000 gallon capacity
Storage ponds – triple lined 2-3 million total capacity
Two sheds
Five underground storage tanks
All pipelines on or in Seller’s Assets Real Property
Pipeline rights, if any, located off Seller’s Assets

WELL SITE 1:

Warehouse building – 40’x 40’x 20’
Office building – 100’x 50’
Well house – 14’x 14’

WELL SITE 2:

Well house – 10’x10’
Weather Station Building – 12’x14’

WELL SITE 3:

Well house – 12’x 14’

WELL SITE 4:

Well house – 10’x 10’

WELL SITE 5:

Well house – 12’x 14’

WELL SITE 6:

Pump house – 14’x 16’
Instrument building – 10’x 12’

WELL SITE 7:

Pump house – 12’x 14’

Raft River Agreement – Page 3
_________________		_________________
Buyer		Seller

Instrument building – 10’x 12’

MONITORING WELLS:

Insulated, steel silos on all sites

Raft River Agreement – Page 4
_________________		_________________
Buyer		Seller

EXHIBIT B – Amendment No. 1

Permits

1) Idaho Department of Water Resources Geothermal Permits:

Permit No.	Well No.
43-GR-19	RRGE-1
43-GR-20	RRGE-2
43-GR-21	RRGE-3
43-GR-22	RRGP-4
43-GR-23	RRGP-5
43-GR-24	RRGI-6
43-GR-25	RRGI-7

Raft River Agreement – Page 5
_________________		_________________
Buyer		Seller